SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------
                          Deutsche Communications Fund


The fund's Board of Trustees has approved (i) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as subadvisor to the fund; and
(ii) the subadvisory agreement between Deutsche Investment Management Americas Inc. (DIMA), the investment advisor to the fund, and Deutsche AM International GmbH, its affiliate, with respect to the fund. Deutsche AM International GmbH will begin providing portfolio management services to the fund on or about October 3, 2016.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint Deutsche AM International GmbH as subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.


THE FOLLOWING SECTIONS OF THE FUND'S SUMMARY PROSPECTUS ARE SUPPLEMENTED AS FOLLOWS EFFECTIVE ON OR ABOUT OCTOBER 3, 2016:

The following information replaces similar disclosure contained under the "PRINCIPAL INVESTMENT STRATEGY" section of the fund's summary prospectus.


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund may not invest less than 65% of its total assets in the communications field, except as described in the prospectus. The fund normally focuses on the securities of US and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. The fund may invest in common stocks and other dividend or interest paying securities, such as convertible securities (both preferred stocks and bonds), bonds and short-term cash equivalents. The fund may invest without limit in stocks and other securities of companies not publicly traded in the United States, including securities traded mainly in emerging markets. The fund may invest in initial public offerings. The fund may also invest in the equity securities of real estate investment trusts (REITs).

The following disclosure is added under the "MAIN RISKS" section of the fund's summary prospectus:


REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

The following information is added under the "MANAGEMENT" section of the fund's summary prospectus.


SUBADVISOR



Deutsche Asset Management International GmbH


September 28, 2016
PROSTKR-713

                                                   Deutsche
                                                   Asset Management [DB Logo]





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The following information replaces the existing disclosure contained under the
"Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectus.


WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2010 to 2015 and resumed managing the fund in 2016.


FREDERIC L. FAYOLLE, CFA, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2010 to 2015 and resumed managing the fund in 2016.

NATALY YACKANICH, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

               Please Retain This Supplement for Future Reference


September 28, 2016
PROSTKR-713
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